Date:  April 14, 2003                                               EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report FrontLine Capital Group (the Company) on Form 10-K for the year ended December 31, 2002 as filed with the Securities and exchange commission on the date hereof (the "Report"), I James D. Burnham, Chief Financial Officer and Treasurer of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2002 (the last date of the period covered by the Report).

                     By: /s/ James D. Burnham
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                         James D. Burnham, Chief Financial Officer and Treasurer (Chief Accounting Officer)